SUPPLEMENT DATED May 10, 1999
                       TO PROSPECTUS DATED OCTOBER 1, 1998

                               SPARROW GROWTH FUND

                                CUSIP #846571107

         Effective March 17, 1999 the minimum initial investment and minimum subsequent investment requirements have been lowered for certain accounts, as described below.

                  Shares of the Fund are sold on a continuous basis. You may invest any amount you choose, as often as you wish, subject to the following schedule:



         TYPE OF INVESTMENT                MINIMUM INITIAL           MINIMUM SUBSEQUENT
                                             NVESTMENT                 INVESTMENT


        Taxable Accounts                      $10,000                     $500

        Qualified Retirement Accounts          $2,000                     $100

        Qualified Retirement Accounts        No minimum            Required $100/month for
        with Automatic Investment Plan                                 minimum of 12
                                                                     consecutive months

        Educational IRA's                       $500                       -0-

        Educational IRA's with Automatic      No minimum           Required $100/month for
        Investment Plans                                           minimum of 5 consecutive
                                                                   months


         Effective March 17, 1999, the following information replaces the information currently provided in the prospectus on page 9 under the heading "Automatic Investment Plan":

                  You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting a minimum of $250/month (or $100/month for a Qualified Retirement Plan, for a minimum 12 month period) from your bank checking account. Educational IRA contributions may be made monthly by automatically deducting a minimum of $100/month for five consecutive months from your checking account. You may change the amount of your monthly purchase at any time.

         Year 2000 Issue. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

         Distribution Plan. The following information updates the information in the prospectus on page 16 under the heading "Distribution Plan": Effective May 10, 1999, the Board of Trustees of the Fund increased the amount of distribution expenses that may be incurred annually by the Fund from 0.25% to 0.50%. This change will not increase the Fund's annual operating expenses because all distribution expenses incurred by the Fund are paid by the Adviser.

         This Supplement, and the Prospectus dated October 1, 1998, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated October 1, 1998, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (888) 727-3301.